LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED MARCH 3, 2016

TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION OF

PERMAL ALTERNATIVE SELECT VIT PORTFOLIO,

DATED MAY 1, 2015

The following information supplements the fund’s Prospectuses and Statement of Additional Information:

Permal Asset Management LLC (“Permal”) serves as the investment manager for the fund. Permal is currently an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

On January 22, 2016, certain affiliates of Legg Mason entered into an agreement with Mr. Gregg S. Hymowitz, the Co-founder and Managing Partner of EnTrust Capital (“EnTrust”), and entities controlled by him, to combine the businesses of The Permal Group, of which Permal is a member, and EnTrust (the “Combination”). As a result of the Combination, a new combined entity, EnTrustPermal LLC, will be formed with Legg Mason owning 65% and Mr. Hymowitz and entities controlled by him owning 35%. Permal will be rebranded as EnTrustPermal Management LLC (“EnTrustPermal”).

As a result of the Combination, there will be a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940, thereby triggering the automatic assignment provision in the management agreement (the “Current Management Agreement”) with respect to the fund to which Permal is a party. As a result, the Current Management Agreement will terminate as of the date of the closing of the Combination.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on March 3, 2016, in anticipation of the Combination, the Board approved a new management agreement with EnTrustPermal (the “New Management Agreement”), which is identical to the Current Management Agreement, including the compensation paid thereunder, except for the dates and the names of the parties.

A proxy statement further describing the Combination and the New Management Agreement and requesting that shareholders vote to approve the New Management Agreement will be mailed to shareholders on or about April 11, 2016. The Board has fixed the close of business of March 21, 2016 as the record date for determining shareholders entitled to notice and to vote at the Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting has been scheduled for May 20, 2016.

If fund shareholders approve the New Management Agreement and the Combination is effected, the name of the fund will be changed to “EnTrustPermal Alternative Select VIT Portfolio” effective on the date of the closing of the Combination or such later date as may be determined by the fund’s officers.

This document is not a solicitation of any proxy. Please read the proxy materials carefully when they are available because they contain important information about EnTrustPermal and the New Management Agreement.

Please retain this supplement for future reference.

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